OMB APPROVAL
OMB Number: Expires:	3235-0060 March 31, 2006
Estimated average burden hours per response …28.0

UNITED STATES
SECURITIES AND EXCHANGECOMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 5, 2005

CAPITAL RESERVE CANADA LIMITED
(Exact name of registrant as specified in its charter)

Alberta, Canada	000-50339	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1530 Ninth Avenue SE Calgary, Alberta Canada T2G 0T7
(Address of principal executive offices)	(Zip Code)

403-693-8000
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

X    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 4.01 - Changes in Registrants' Certifying Accountant

(a)(1)Dismissal of Accountant

When Capital Reserve Canada Limited (the “Company”) filed its original Form 8-K disclosing the dismissal of Miller & McCollom Certified Public Accountants, as its independent registered accountants, it disclosed that a copy of the Form 8-K had been sent to Miller & McCollom for its review but that the Company had not received a letter from Miller & McCollom as to whether it agreed with the disclosures therein.

The Company is now amendment its Form 8-K to attach a copy of the letter from Miller & McCollom regarding the disclosures made in such Form 8-K.

Item 9.01. Exhibits

16.1

Letter dated July 19, 2005 from Miller & McCollom, Certified Public Accountants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:       July 27, 2005

CAPITAL RESERVE CANADA LIMTIED

By: __/s/ W. SCOTT LAWLER_____________________

Name:

W. Scott Lawler

Title:

Director